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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 16, 2007


                               SYNTEC BIOFUEL INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


              Washington                   333-47514            91-2031335
-----------------------------------  --------------------  ---------------------
  (State or other jurisdiction of      (Commission File       (IRS Employer
   incorporation or organization)           Number)          Identification No.)


          Suite 206, 388 Drake Street                      V6B 6A8
     Vancouver, British Columbia, Canada
----------------------------------------------  --------------------------------
   (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number                  (604) 681-1064
            (including area code)
                                            -----


----------------------------------------------  --------------------------------
     (Former name or former address if                      (Zip Code)
         changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1     REGISTRANT'S  BUSINESS  AND  OPERATIONS

ITEM 1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

              No  events  to  report.

ITEM 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

              No events to report.

ITEM 1.03     BANKRUPTCY OR RECEIVERSHIP.

              No events to report.

SECTION 2     FINANCIAL INFORMATION

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

              No events to report.

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              No events to report.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

              On January 1, 2007, the Registrant signed two agreements confirming a financial obligation in the monthly amount of seven thousand, five hundred U.S. dollars (US$7,500.00). The Registrant has retained the services of Pelican Financial Corporation to manage the daily administration including, but not limited to, assisting the Board of Directors in SEC compliance and Investor Relations for a monthly fee of five thousand U.S. dollars (US$5,000). The services of Impulse Advertising Inc. have been retained to manage the daily financial administration including, but not limited to, payment of accounts, raising funds to pay expenses, cash flow forecasting, budgeting and accounts receivable management for a monthly fee of two thousand, five hundred U.S. dollars (US$2,500).

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

              No events to report.

ITEM 2.05     COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

              No events to report.

ITEM 2.06     MATERIAL IMPAIRMENTS.

              No events to report.

SECTION 3     SECURITIES AND TRADING MARKETS

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

              No  events  to  report.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

              No  events  to  report.

ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

              No events to report.

SECTION 4     MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              No events to report.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

              No events to report.

SECTION 5     CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT.

              No events to report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

              No events to report.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

              No events to report.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

              No events to report.

ITEM 5.06     CHANGE IN SHELL COMPANY STATUS.

              No events to report.

SECTION 6     ASSET-BACKED SECURITIES

ITEM 6.01     ABS INFORMATIONAL AND COMPUTATIONAL MATERIAL.

              No events to report.

TEM 6.02      CHANGE OF SERVICER OR TRUSTEE.

              No events to report.

ITEM 6.03     CHANGE IN CREDIT ENHANCEMENT OR OTHER EXTERNAL SUPPORT.

              No events to report.

ITEM 6.04     FAILURE TO MAKE A REQUIRED DISTRIBUTION.

              No events to report.

ITEM 6.05     SECURITIES ACT UPDATING DISCLOSURE.

              No events to report.

SECTION 7     REGULATION FD

ITEM 7.01     REGULATION FD DISCLOSURE.

              No events to report.

SECTION 8     OTHER EVENTS

ITEM 8.01     OTHER EVENTS.

              No events to report.

SECTION 9     FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              No events or exhibits to report.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SYNTEC BIOFUEL INC.


 /s/ Michael Jackson
----------------------------------------
 Michael Jackson, President

 February 16, 2007
----------------------------------------
 Date